Share-Based Compensation	6 Months Ended
Jun. 30, 2026
Share-Based Payment Arrangement [Abstract]
Share-Based Compensation

9. Share-Based Compensation

The Company accounts for share-based payments in accordance with ASC 718, as amended by ASU 2018-07, which extends the guidance to share-based transactions with non-employees. Awards are measured at grant-date fair value and recognized as expense when the related services are received.

2026 Equity Incentive Plan

In March 2026, the Board of Directors adopted the MKDWELL Tech Inc. 2026 Equity Incentive Plan (the “2026 Plan”), administered by the Compensation Committee of the Board. On April 22, 2026, the Company issued an aggregate of 709,740 shares of common stock to four consultants (177,435 shares each) under the 2026 Plan as the sole consideration for M&A advisory, business consulting, and internal control and corporate governance services. The shares were fully vested upon issuance and are not subject to cash compensation, performance conditions, forfeiture provisions, or repurchase rights. The grant date was determined to be April 22, 2026, being the date on which the Company and the consultants agreed on the terms of the awards. Accordingly, the Company recognized share-based compensation expense of $5,223,686 (709,740 shares times $7.36, the closing market price on the grant date) in full in general and administrative expenses during the six months ended June 30, 2026. The 709,740 shares were included in the weighted-average number of common shares outstanding used in computing basic and diluted earnings per share from the issuance date.